SECURITIES AND EXCHANGE COMMISSION

                             	Washington, D.C. 20549


                                     	FORM 8-K


                                  	Current Report
	                          Pursuant to Section 13 or 15(d) of
	                          The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June  29, 1999

                     	Advanced Medical Products, Inc.
          	(Exact name of registrant as specified in its charter)

                                  	Delaware
                	(State or other jurisdiction of incorporation)

                                     16-1284228
(Commission File Number)			(IRS Employer Identification No.)


  6 Woodcross Drive, Columbia, SC				        29212
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code     (803) 407-3044

                                 Not Applicable
	            (Former name or former address, if changed since last report)


                       APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: 5,962,496 at October 18, 1999

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On June 29, 1999, following notice and transmittal to the creditors and equity security holders of Advanced Medical Products, Inc. (the "Company") of the Plan of Reorganization filed on March 23, 1999 and amended June 15, 1999, and following a confirmation hearing held on June 21, 1999, the United State Bankruptcy Court for the District of South Carolina entered an Order of Confirm-ation approving the Plan of Reorganization, as amended.

The Plan proposes to sell all of the Company's personal property to Biosensor Corporation, defining various classes of creditors and provisions for treat-ment of each class. The Plan allows assumption of all indebtedness except for the general third-party unsecured claims totaling approximately $234,000. The total funds derived from the sale of assets will be $68,000 of which $50,000 will be paid to administrative claims and unsecured creditors and $18,000 to the State of Florida as full settlement of a sales tax claim.

Amendments to the Plan resolved the one objection filed to the plan by the State of Tennessee, and added provisions for a Special Agent to be appointed by the court, for the benefit of the unsecured creditors, to provide an independent review of related party transactions. On September 27, 1999, the Special Agent submitted his final report to the Court.

The Chapter 11 bankruptcy estate of Advanced Medical Products, Inc. has been fully administered. The Company has applied to the Court for entry of a Final Decree closing the bankruptcy case. The application entitled Report of Substantial Consummation and Application for Final Decree (the "Application") and the Final Report in Chapter 11 Proceeding was filed with the Court on October 5, 1999, and served upon the creditors and parties in interest on October 6, 1999. The Notice provides that the Final Decree will be entered and the case closed unless an objection to the Application is filed within 30 days of the date of the Notice.

As of the date of filing of this Form 8K, counsel for the Company has not been served with any objections to the Application, nor does the Court's docket reflect that any objections to the Application have been filed with the Clerk of Courts. The Company does not expect that any objections to the Application will be filed.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired: None required.

(b)	Pro forma financial information: None required.

(c) Exhibits:

			           Exhibit 1.  Plan of Reorganization
			           Exhibit 2.  Amendment to the Plan of Reorganization
              Exhibit 3.  Final Report of Chapter 11 Proceeding




                                  	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANCED MEDICAL PRODUCTS, INC.


Date: October  18, 1999		          By:  RONALD G. MOYER
                                        Ronald G. Moyer
                                        Chief Executive Officer
















                                 Exhibit 1


                      IN THE UNITED STATES BANKRUPTCY COURT

                       FOR THE DISTRICT OF SOUTH CAROLINA


IN RE:					                )     CHAPTER 11
                           )
Advanced Medical Products,	)
Inc.						                 )	Case No. 99-02548-W
                           )
                 Debtor.   )


                           PLAN OF REORGANIZATION

                   Filed by the Debtor-in-Possession
                           on March 23, 1999


                              Table of Contents

                                                                   Page

Article I		History and Other General Informa-
           tion Relating to the Proposed Plan
           of Reorganization --------------------------------------- 2

Article II		Plan of Reorganization --------------------------------- 7

Article III	Classification of Creditors and
            Parties of Interest and the Provi-
            sions of Treatment of Each Class
            of Creditors and Party of Interest
            Dealt with by the Plan --------------------------------- 9

Article IV		Feasibility of Proposed Plan of
            Reorganization -----------------------------------------11

Article V		Status of the Debtor After Confirmation ---------------- 12

Article VI		Executory Contracts ------------------------------------12

Article VII	Jurisdiction -------------------------------------------12

Article VIII	Post-Confirmation Acts --------------------------------14

Article IX		Cram-Down for Impaired Creditors Not
            Accepting the Plan -------------------------------------14

Article X		Discharge of the Debtor ---------------------------------15


                          	PLAN OF REORGANIZATION


The Debtor-in-Possession, Advanced Medical Products, Inc., ("debtor"), proposes the following Plan of Reorganization ("Plan") pursuant to Chapter 11 of the U. S. Bankruptcy Code.

                                 ARTICLE I

                    History and Other General Considerations
                     Relating to the Plan of Reorganization

1.1.	Background.  The history and background of the Debtor are fully provided in the debtor's Disclosure Statement and its attached exhibits filed on March 23, 1999 ("Disclosure Statement").

1.2.	Financial Condition of the Debtor.  The exhibits and data providing the reader with the current and historical financial condition of the debtor are located in the Disclosure Statement and its attached exhibits.

1.3. The Debtor's Reorganization Proceedings under Chapter 11. The information found in the Disclosure Statement provides adequate history as to the proceedings by the debtor in this reorganization.

1.4.	Definitions.  The following words, terms and definitions shall be used and apply exclusively for this Plan:

1.	The Code is 11 U.S.C. Sections 101, et seq., the "Bankruptcy Code".

2.	The Court shall mean the United States Bankruptcy Court for the
District of South Carolina.

3.	The Debtor shall mean Advanced Medical Products, Inc.

4.	Chapter 11 shall mean a case being administered under 11 U.S.C.
Sections 1101 et seq., for the reorganization of the indebtedness of the debtor, and the continued operation of its business.

5.	The Case shall mean this proceeding under Chapter 11, which
commenced in this Court on March 22, 1999.

6.	Chapter 7 shall mean a hypothetical case which is administered under 11 U.S.C. Sections 701 et seq., wherein an estate, identical to the debtor, with identical assets and liabilities, has its assets liquidated.

7.	The Plan shall mean this Plan of Reorganization of the debtor under
Chapter 11, filed with the Court on March 22, 1999.

8.	Confirmation of this Plan shall be effective when the signed Order
Confirming Plan is filed by the Court to implement the proposed Plan, after the Court has found that the Plan: (1) has been accepted by the requisite number of creditors and parties of interest eligible to vote therefor, (2) is feasible, (3) is fair and equitable, (4) does not unfairly discriminate, and
(5) meets all of the other requirements of 11 U.S.C. Section 1123, Section
1126 and Section 1129, and the Order Confirming Plan is entered. The "Effective Date of Confirmation" for cash distribution purposes as it is referred to in this Plan, however, shall mean forty-five (45) days from the date the Order Confirming Plan is filed by the Court unless otherwise provided for by the Plan.

9.	Claims shall mean any right or claim to a right to receive payment of monies from the debtor or right to an equity interest in the debtor held by any party.

10.	A Claim of Interest (more particularly) shall mean any claim against the debtor for equity ownership, whether actual, or contingent. "Interest" refers to equity securities (shareholders' interest), partnership interest or proprietorship interest.

11.	Approved Claim shall mean each individual creditor's claim or claim of interest whose validity is accepted by the debtor for payment, or if challenged by the debtor, a claim which is ultimately proved by that claimant and approved by the Court after notice. Some claims by law can be approved only by the Court for payment, i.e., administrative and priority claims.

12.	Secured Claim shall mean each individual claim completely or partially secured by real estate mortgages, security agreements, assignment agreements, consignment agreements, chattel mortgages, recorded lease-purchase agreements, liens or any other legal encumbrance which is entitled to secured status under Title 36 of the Code of Laws of South Carolina (UCC provisions) or South Carolina law.

13.	Priority and Administrative Claims shall mean all claims entitled to priority status under 11 U.S.C. Section 507 and Section 364 or other specific provisions of the Code. These claims include, but are not limited to, generally, all costs and expenses incurred during the reorganization proceeding; all wages allowed priority status which were owing by the debtor at the time of filing up to $4,000 per claimant; all post-petition wage claims due at confirmation; all taxes owing to the United States, any individual State or local taxing authority; all post-petition debts incurred and unpaid since the commencement of this Case; and all other statutory costs or fees assessed or assessable by the Court, and any claims given priority status during this proceeding by specific order of the Court.

14.	Unsecured Claims shall mean all claims against the debtor other than Secured Claims, Priority and Administrative Claims, or Claims of Interest.

15.	Class of Claims shall mean all types of claims or interests (i.e., secured, priority, unsecured or interests) which are substantially identical in kind or nature and are grouped together without any unfair discrimination or treatment for payment by this Plan.

16.	Impaired Class shall mean a class of claims given, under this Plan, less than the full amount of their filed and approved individual claims or claims where contract rights are modified or compromised by the Plan.

17.	Unimpaired Class shall mean a class of claims whose rights are not affected by this Plan, or which is entitled to and shall receive under this Plan full satisfaction of its filed and approved claims as required by the Code. Unimpaired claims are deemed to have accepted this Plan by specific provision of the Code and solicitation of acceptances with respect to such class from the holders of claims or interest of such class is not required.

18.	Executory Contracts shall mean all contracts or agreements not completed and to be performed or satisfied by the parties in the future.

   a.	Realty Leases shall mean all valid, enforceable leases of
      real estate between the debtor and other parties.

   b.	Personalty Leases shall mean all leases between the debtor
      and third parties for the use of any and all personal property.

19.	Acceptance.  A specific class of claims has accepted a plan when such plan has been accepted by those voting individual creditors in that class that hold at least two-thirds (2/3) in amount ($'s) and more than one-half
(1/2) in number (greater than 50%) of the voting individual allowed claims of that class of creditors. A class of interest has accepted a plan if such plan has been accepted by holders of such interest that hold at least two-thirds (2/3) in the amount of the allowed interest of such class held by holders of such interest (i.e., number of shares held by shareholders or partners) that have voted in confirmation of such plan. It is important to note that computation in the confirmation voting process is based only upon the total amount of claims actually voting rather than on claims proven and allowed. Notwithstanding any other provision of this section, a class that is unimpaired under this Plan is deemed by law to have accepted this Plan, and solicitation of acceptances with respect to such class is not otherwise required.

20.	Cash on Hand shall refer to that cash available, on or immediately after confirmation, and which is in the hands of the debtor, and has been derived from the total operations of the debtor.

21. The Disbursing Agent shall be the reorganized debtor after confirmation.

22.	Substantial Consummation shall refer to that date and time on which the transfer of all or substantially all of the property proposed by the Plan to be transferred has been achieved; the assumption by the debtor under the Plan of the business or of the management of all or substantially all of the property dealt with by the Plan has been achieved; and, finally, the commence-ment of the distribution of some payments under the Plan has begun.

23.	Final Consummation shall refer to the date and time at which the execution of all provisions of the Plan, appropriate requirements of the Bankruptcy Code, and applicable supplemental orders issued by the Bankruptcy Court have been fully complied with and accomplished.

24.	Effective Date of Plan.  The Plan will be effective as to all parties on the date the Order of Confirmation is entered and filed with the Clerk of Court, U. S. Bankruptcy Court for the District of South Carolina.

NOTE: The defining of the various parties of interest and claimants against this estate in no way imputes any relative priority among them nor is it to be construed to validate or approve any of their claims.

1.5	Property to be Dealt With by the Plan shall refer to the property which is described in the Disclosure Statement filed herewith.

                                 ARTICLE II

                            Plan of Reorganization

The Debtor proposes to sell all of its personal property to Biosensor Corporation pursuant to the terms of the Motion to Sale and Notice of Sale attached as Exhibit G. The net result of this transaction will be to allow assumption of all indebtedness except for the general unsecured debts who will be paid Fifty Thousand ($50,000.00) Dollars and the State of Florida which will be paid Eighteen Thousand ($18,000.00) Dollars on its disputed claims. The Corporation, and the Corporate name, will be dissolved after consummation of the sale and the appropriate bankruptcy court Order. The shareholders of Advanced Medical will have their stock extinguished.

The Debtor's Plan consists of various classes, payment of which or assumption of which is dealt with in the next Article.
Debtor reserves the right to object to claims. Assuming that all claims are allowed and any claims objections are unsuccessful, the approximate amount of third-party unsecured claims will be approximately $234,000.00.

The total funds derived from the above sales will be $68,000.00, of which $50,000.00 will be paid to the unsecured creditors, and $18,000.00 to the State of Florida. The funds derived from the sale will be held by the Debtor until confirmation and the authorized distribution of those funds.

After claims have been approved and funds distributed, the Debtor will advise the Court of the existence for any preferential claims, will promptly bring preference claims if any exist, and will distribute the recoveries and the funds on hand from the sale to unsecured creditors and the State of Florida.

The Debtor believes that a Chapter 7 liquidation would bring no funds to creditors other than Emergent and Klawans. Debtor will continue to operate its business under current management until the sale of assets is concluded and the distribution of proceeds completed.

                            						ARTICLE III
                 Classification of Creditors and Parties of Interest
                      and the Provisions of Treatment of Each
                    Class of Creditor and Party of Interest Dealt
                                 With by the Plan

Class 1 - Emergent Business Capital - This class is impaired, and is secured in the amount of approximately $290,000.00. This debt will be assumed by the purchaser under the terms of the Notice of Sale. Emergent has agreed to allow Biosensor Corporation to assume the indebtedness. Emergent reserves the right to allow assumption or to reject assumption by third-party bidders.

Class 2 - Bernard Klawans - This class is impaired and secured in the amount of approximately $150,000.00. This debt will be assumed by the purchaser under the terms of the Notice of Sale. Klawans has agreed to allow Biosensor to assume the debt. Klawans reserves the right to reject assumption by third-party bidders.

Class 3 - United States Trustee - This class is unimpaired and a priority claim. The United States Trustee will be paid quarterly fees pursuant to 1930 through the quarter in which the case is closed. The Debtor estimates that the
U. S. Trustee fees will be approximately $2,500.00.

Class 4 - Administrative Claims - This class consists of counsel for the debtor: Robinson, Barton, McCarthy & Calloway, P.A.("RBMC"). RBMC has been paid a retainer by Biosensor Corporation. This matter has been disclosed in the application seeking appointment by RBMC. RBMC will be paid for post petition work only upon application to the Court, and upon entry of Order approving its fees. The Debtor estimates that counsel's fees, post petition, will be approximately $15,000.00.

Class 5 - T & LA Enterprises - This class is unimpaired. The purchaser will assume the lease made by Debtor to T & LA Enterprises.

Class 6 - M&T Bank (formerly On Bank & Trust) and Topkai Financial
Services, Inc. as successor to Advanta Business Servicing Corp. - This class is impaired and under-secured. Debtor will return the collateral under lien to this creditor and treat the balance due, if any, as an unsecured claim.

Class 7 - Future Claims of IRS, South Carolina Department of Revenue,
South Carolina Employment Security Commission, and other Taxing Authorities on Current Claims - This class is unimpaired and the amounts are unknown at the present time. Purchaser will assume this class pursuant to the terms of the Notice of Sale.

Class 8 - Accrued Commissions, Vacation Pay, and Other Employee Claims
- This class is unimpaired and the precise amount is unknown. Claims in this class will be assumed by the purchaser pursuant to the terms of the Notice of Sale.

Class 9 - State of Florida - This class is impaired and partially unsecured and partially a priority claim. Purchaser will pay the sum of $18,000.00 to the State of Florida in full satisfaction of this claim.
Class 10 - General Third-Party Unsecured Claims - There are approximately
65 creditors in this class with an indebtedness of approximately $234,000.00 (if M&T Bank and Topkai are included). This class will be paid $50,000.00 pursuant to the terms of the Notice of Sale or approximately 20%. In the event that competitive bidding is created at the sale, the amount of distribution to this class may increase.

Class 11 - Unsecured Insider Claims - This class is impaired and unsecured and is in the approximate amount of $354,000.00. This class will be paid only in the event that a third-party purchaser is the successful bidder at sale. See the terms of the Notice of Sale. Otherwise, these claims will be extinguished upon confirmation of Debtor's Plan.

Class 12 - Shareholder Claims - In the event there are funds available after payment to all other classes, this class will share pro rata in proceeds of distribution. Debtor does not believe there will be any distribution to this class.


                                ARTICLE IV
                Feasibility of Proposed Plan of Reorganization

Debtor believes that its Plan is feasible. The Plan presupposes Bankruptcy Court approval of the Debtor's proposed sales of assets. Sale of the assets as described herein will provide the Debtor with assumption of most classes of liability and payments to third-party unsecured creditors in the amount of $50,000.00 and the State of Florida in the amount of $18,000.00. Considering the financial state of the Debtor, this Plan provides unsecured creditors with more than they would have received via a state foreclosure of the property or a forced Chapter 7 liquidation

                                    ARTICLE V
                            Means of Effectuating Plan

The Plan of Reorganization will be funded from the sale of the Property to Purchaser, which is subject to Bankruptcy Court approval of the Agreement

                                  	ARTICLE VI
                     Status of the Debtor After Confirmation

Upon court approval of the Agreement, the debtor will transfer the Property to the Purchaser. From that point, the Purchaser will operate the Business.

                                  ARTICLE VI
 	                            Executory Contracts

The debtor's executory contract with Textron Financial Corporation, which is in the form of a lease agreement for dye machines, an RF Dryer, and winding machines, may be assumed by Carolina Colors in a form acceptable to Carolina Colors and Textron on closing of the contract as described in said contract.

                                 ARTICLE VII
                                Jurisdiction

7.1 Retention of Jurisdiction. The Court shall retain jurisdiction over the reorganized debtor, its property, and all other parties appearing in the reorganization proceeding as provided by this Plan or by Order of the Court. The Court may authorize the debtor to examine, copy and produce the debtor's books, records and papers for the purposes of (i) determining all claims that have been asserted against the debtor, or the debtor's estate; and (ii) carrying out and giving effect to any and all provisions of the Plan and the Order Confirming Plan; and the Court shall retain jurisdiction as provided in the Bankruptcy Code until entry of the final decree discharging the debtor in the reorganization proceeding.

7.2	Prosecution and Defense of Claims.  The debtor shall retain full power after Substantial Consummation to prosecute and defend any causes of action or proceedings existing at Substantial Consummation by or against it, or resulting from the administration of the estate of the debtor or resulting from any other claim by or against the debtor or its assets, or arising prior to or existing before Substantial Consummation, including collection of outstanding accounts receivable. The debtor may use the services of its attorney and accountants in the prosecution or defense of such claims, and shall have full power, subject to the approval of the Court, to employ, retain and replace special counsel to represent it in the prosecution or defense of any action, and to discontinue, compromise, or settle any action or proceeding, or adjust any claim. The net proceeds received from any such litigation by the debtor shall be deposited with the debtor's estate for payment of the claims of the debtor's estate.

                                ARTICLE VIII

                            Post-Confirmation Acts

8.1	The debtor, and its agents, shall perform all acts necessary to complete and consummate this Plan, to include:

    a. Prosecution of all claims against third parties and claims challenges filed against the debtor by third parties;

    b.  Execution and filing of all legal documents required; and

    c.  Performing any and all functions required by the Code.

8.2	Within forty-five (45) days prior to Final Consummation, the debtor shall cause to be filed with the Court an itemized list of all receipts of and disbursements by the debtor after confirmation. Such report must be approved by the Court before the final decree is issued discharging the debtor in this reorganization proceeding.

                                ARTICLE IX

                      "Cram Down" for Impaired Creditors
                            Not Accepting the Plan

In respect to any class of creditors impaired but not accepting the Plan by the requisite majority in number and two-thirds in amount, the proponent of this Plan requests the Court to find that the Plan does not discriminate unfairly and is fair and equitable with respect to each class of claims or interest that is impaired under the Plan and that the Court confirm the Plan without such acceptances by the said impaired classes.


                                 ARTICLE X

                            Discharge of the Debtor

The entry of an Order Confirming Plan acts as a discharge of any and all liabilities of the debtor that are dischargeable under Section 1141 of the Bankruptcy Code.

RESPECTFULLY SUBMITTED on this the 23rd , of March, 1999, at Columbia, South Carolina.

                                     ROBINSON, BARTON, MCCARTHY
                                          & CALLOWAY, P.A.


                                BY:
                                     G. William McCarthy, Jr.
                                     District Court I.D. #2762
				                                 Attorney for the Debtor
                                     1715 Pickens Street
                                     P. O. Box 12287
                                     Columbia, SC  29211
                                     (803) 256-6400








                                  Exhibit 2.

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE DISTRICT OF SOUTH CAROLINA


In re:					                      )
					                            )		Case No. 99-02548-W
Advanced Medical Products, Inc.,	)
					                            )		Chapter 11
			                      Debtor. )
_________________________________)


                     AMENDMENT TO PLAN OF REORGANIZATION


Advanced Medical Products, Inc. ("AMP"), the debtor and debtor-in-possession in this case, hereby amends the Plan of Reorganization ("Plan") that it filed on March 23, 1999 to provide as follows:

	1.	Class 13:  Pre-Petition Unsecured Priority Claims of Government
Entities		(Excluding the State of Florida)

		The Plan is hereby amended to add Class 13, which consists of pre-petition priority tax claims of government entities, excluding the State of Florida which is Class 9 under the Plan. The claims of the Class 13 creditors are entitled priority pursuant to 11 U.S.C. 507 (a)(8). The Plan provides that the unencumbered funds of the estate realized from the liquidation of its assets will be paid, first, to allowed administrative priority claims under Class 4, and, after the Class 4 claims have been paid in full, next to the creditors in Class 13; provided, however, that $18,000.00 of the funds realized by the bankruptcy estate from the liquidation of its assets will be paid to Class 9, independent of the payment of Class 13 claims. No payments will be made to unsecured creditors or shareholders under Classes 10, 11 and 12 of the Plan unless and until all allowed Class 13 claims have been paid in full.
In the event that insufficient funds are available to pay Class 13 claims in full, the funds available after payment of the Class 4 administrative priority claims will be distributed to the Class 13 creditors on a pro rata basis.
This class is impaired. A possibility exists that the bankruptcy estate may not have sufficient funds to fully pay the Class 13 creditors; however, at present, it appears that the Class 13 creditors will receive payment in full soon after confirmation of the Plan.

	2.	Amendment of Class 4

		Class 4 consists of the allowed administrative priority claims against the bankruptcy estate. These claims are entitled to priority pursuant to 11 U.S.C. 507(a)(1). The Plan filed on March 23, 1999 indicates that Robinson Barton McCarthy & Calloway, P.A. ("RBMC") will be the only creditor in this class. The Plan is hereby amended to correctly state that Class 4 will consist of any and all allowed administrative priority claims. For example, Nexsen Pruet Jacobs & Pollard, LLP ("NPJP"), which became AMP's bankruptcy counsel soon after the filing of the case, will have a claim against the estate. NPJP will file an application for approval of its fees and expenses.
In addition, the sum of $5,000.00 will be set aside for payment of the Special Agent for Unsecured Creditors (see the provision below in this Amendment to Plan of Reorganization) who shall be entitled to administrative priority for his fees and expenses.

	3.	Special Agent for Unsecured Creditors

		A Special Agent shall be appointed for the benefit of the unsecured creditors of the bankruptcy estate to review AMP's transactions with related parties, which are described on pages 5 through 10 of the Addendum to Dis-
closure Statement filed on April 29, 1999, and in Exhibits H, I and J to the
Addendum to Disclosure Statement.  Effective upon confirmation of the Plan, the
Special Agent shall have the authority, right and power to commence and prosecute such actions against insiders or other parties as may be appropriate on behalf of the bankruptcy estate, to settle such actions, to release parties, or to abandon, dismiss, or otherwise dispose of actions arising from insider transactions.  The Special Agent also shall have the right and authority to determine not to bring actions against insiders or other parties if the Special Agent determines that the actions are not proper, are not cost-justified, or are not beneficial to the
bankruptcy estate.  These provisions hereby grant such rights, power, and authority to the Special Agent to act on behalf of AMP, as debtor-in-possession and to the extent of AMP's debtor-in-possession's right and powers, for the purposes of assuring (a) an independent and objective review of related party transactions and (b) that, if appropriate, action will be taken for the benefit and in the interest of unsecured creditors of the bankruptcy estate.

		The Special Agent shall report on the status of matters periodically, as may be appropriate under the circumstances, but not less than once every six
(6) months.  These reports will not be sent to all creditors and stockholders;
rather, these reports will be sent to the United States Trustee, to the undersigned bankruptcy attorney for AMP, to parties and counsel who have filed notices of appearance with requests for service of documents, and to other persons who specifically request in writing copies of the reports.

		The Special Agent shall be entitled to compensation for his services and reimbursement of expenses that he incurs.  To assure a source of payment of compensation and reimbursement of expenses for the Special Agent's initial review of matters, the sum of $5,000.00 is being reserved from the proceeds of the liquidation of assets of the estate.  In addition, the Special Agent, and any professionals that he may use in performance of his tasks, shall be entitled to receive compensation for their services and reimbursement of their costs from any and all recoveries obtained by and through their work.

		Any recoveries obtained by the Special Agent, net of the cost of obtaining the recovery, shall be distributed to AMP's creditors according to their respective priorities and rights, in the same manner as in a Chapter 7 bankruptcy case. Upon the Special Agent's completion of his review, actions
(if any) and distributions (if any), the Special Agent shall send written notice to the United States Trustee that he has completed his services and duties at that time. By such notice, the Special Agent shall be released and discharged as Special Agent, and he shall have no further responsibilities or obligations to AMP, its bankruptcy estate or any of its creditors, shareholders or parties in interest.


           						_______________________________________
						           Julio E. Mendoza, Jr., Fed. I.D. No. 3365
						           NEXSEN PRUET JACOBS & POLLARD, LLP
						           1441 Main Street, Suite 1500 (29201)
						           Post Office Drawer 2426
						           Columbia, South Carolina   29202
						           (803) 771-8900

           						Attorneys for Advanced Medical Products, Inc.
						           Debtor-in-Possession

                 Columbia, South Carolina

                 June 15, 1999









                         						Exhibit 3.

                   IN THE UNITED STATES BANKRUPTCY COURT

                    FOR THE DISTRICT OF SOUTH CAROLINA


In re:					                       )	Chapter 11
					                             )
Advanced Medical Products, Inc., 	)	Case No. 99-02548-W
					                             )
			                      	Debtor.	)
                                                                             )


                  FINAL REPORT IN CHAPTER 11 PROCEEDING


	Advanced Medical Products, Inc. ("AMP"), the debtor-in-possession in this case, states that the following amounts have been paid, pursuant to the Order of Confirmation entered on June 29, 1999, and any other orders of distribution.

A.	Priority Payments and Expenses of Administration
	(does not include operating expenses)

	Trustee Commission                          		    $      -0-
	Accountants Fees                            		           -0-
	Auctioneers Fees                            		           -0-
	Appraisers Fees                             		           -0-
	Attorneys Fees for Creditors Committee      	            -0-
	Attorneys Fees for Debtor                    		    35,050.13 Attorneys
Fees for Trustee                  	      	                -0-
	Other Professional Fees                           		     -0-
	Taxes, Fines, Penalties
	Other Expenses of Administration
	   Gary Traywick
	   (Special Agent for the Unsecured Creditors)	      5,000.00
	   United States Trustee (Quarterly Fees)	           5,000.00  1
	   Costs of Mailing and Service of Documents
	      During this Case			                            9,191.40
		TOTAL A                                		         $54,241.53

B.	Payments to Creditors

	Other Priority Payments
	   Post Involuntary Petition, Pre-Relief Claims    $      -0-
	   Wages (Accrued Vacation, Commissions)	           54,000.00
	   Contributions to Employee Benefit Plans     	          -0-
	   Deposits for Undelivered Services or Products  	       -0-
	   Taxes                                     		     18,379.49  2
	Secured Payments                          		       428,039,66  3
	Unsecured Payments			                                     -0-

		TOTAL B                                	         $500,419.15


C.	Other Payments

	 Surplus Return to Debtor                    		   $       -0-
	 Amount Paid Equity Holders                  	            -0-  4
	 Exemption (individuals only)                	            N/A
	 Other                                       		           -0-

		TOTAL C			                                       $       -0-


D.	Total Distribution (A + B + C)               	 	$554,660.68


E.	Trustee Disbursements

	 Amount Disbursed by Trustee
	    on Which Commission Based                 	   $       N/A


F.	Value of Abandoned Property or Property
	   Set Apart or Exempt (Estimated)               	$       -0-








                    	Julio E. Mendoza, Jr., District I.D. No. 3365
					                NEXSEN PRUET JACOBS & POLLARD, LLP
					                1441 Main Street, Suite 1500 (29201)
					                Post Office Drawer 2426
					                Columbia, South Carolina   29202
					                (803) 771-8900

                     Attorneys for Advanced Medical Products, Inc. Debtor and Debtor in Possession

                     Columbia, South Carolina

                     September 27, 1999



1 This amount includes the $250.00 that will be due to the United States Trustee for the period from October 1, 1999 until the date the case is closed by entry of a Final Decree Closing Case.
2 This payment has been made to the creditors holding tax claims. The unpaid portion of the claims, pursuant to the confirmed Plan, will remain due and owing by AMP.
3 This amount includes $278,039.66 to Emergent Asset Based Lending, LLC, and $150,000.00 to Bernard Klawans. Most of this amount was paid by the assumption of the indebtedness by Biosensor Corporation as part of its purchase price for the assets owned by AMP.
3 No distribution has been made to the stockholders of Advanced Medical Products, Inc.; however, they retain their stock in the corporation, in the event that stockholders were to elect to use this corporation in the future.